CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Comprehensive Income (Loss)
Net Income for common shareholders	$ 9,876	$ 7,608	$ 6,996
Unrealized appreciation (depreciation) on available-for-sale securities, net of tax (benefit) expenses of ($8,507), $1,204, and $2,960	(13,589)	1,923	4,728
Reclassification adjustment for realized gains included in net income, net of taxes of ($319), ($883), and ($561), respectively	(510)	(1,411)	(897)
Change in unfunded portion of postretirement benefit obligations, net of tax of ($146), $1,008 and $1,214, respectively	(232)	1,610	1,940
Other Comprehensive Income (Loss)	(14,331)	2,122	5,771
Total Comprehensive Income (Loss)	$ (4,455)	$ 9,730	$ 12,767